UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2009
Corus Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza; Suite 1800 Chicago, IL	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 312-474-6388
3959 N. Lincoln Ave.
Chicago, Illinois 60613
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership
On Friday, September 11, 2009, Corus Bank, N.A. (“Corus Bank”), the wholly-owned subsidiary of Corus Bankshares, Inc. (the “Company”), was closed by the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed as receiver of Corus Bank.
In connection with the closure of Corus Bank, the FDIC issued a press release, dated September 11, 2009, a copy of which can be found on the Internet at http://www.fdic.gov/news/news/press/2009/pr09168.html. Customers who have questions about the foregoing matters can call the FDIC toll-free at 1-800-823-5017 or visit the FDIC’s Web site at http://www.fdic.gov/bank/individual/failed/corus.html. The Company’s press release with respect to the closing is attached hereto as Exhibit 99.1.
Item 3.01 Notice of Delisting or Failure to Satisfy a continued Listing Rule or Standard; Transfer of Listing
On September 15, 2009, the Company received a Nasdaq staff determination letter (the “Letter”) confirming that Nasdaq had halted trading in the Company’s common stock on September 14, 2009. The Letter indicated that Nasdaq was concerned about the Company’s ability to sustain compliance with all of the requirements for continued listing on Nasdaq, as well as the residual equity interest of the Company’s common stockholders. As a result, pursuant to the broad discretionary authority granted by Listing Rule 5100, the Nasdaq staff has made a determination to delist the Company’s common stock from The Nasdaq Stock Market. The Company does not intend to appeal the delisting decision. As a result, trading will continue to be halted in the Company’s common stock until trading is suspended on September 24, 2009. A Form 25-NSE will then be filed with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on The Nasdaq Stock Market.
The Letter advised the Company that the Company’s common stock would not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.”
A copy of the Letter is filed as Exhibit 99.2 and is incorporated herein by reference and the Company’s press release with respect to the Letter is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release, dated September 16, 2009

99.2	Nasdaq Staff Determination Letter, dated September 15, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)
/s/ Michael J. Minnaugh
Michael J. Minnaugh
Chief Financial Officer (Principal Financial Officer)
Date: September 16, 2009

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated September 16, 2009

99.2	Nasdaq Staff Determination letter, dated September 15, 2009